UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 9, 2008
Date of Report (Date of Earliest Event Reported)
FTD Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	001-32425 (Commission File Number)	87-0719190 (I.R.S. Employer
incorporation or organization)		Identification Number)
3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)
(630) 719-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.
     On June 9, 2008, Stephen Richards, an Executive Vice President of FTD Group, Inc. (the “Company”) and Chief Executive Officer of Interflora Holdings Limited (“Interflora”), a wholly-owned subsidiary of the Company, submitted his resignation from his respective positions at the Company and Interflora to be effective as of the date of the consummation of the previously disclosed proposed merger with United Online, Inc. (the “Merger”). Ryhs Hughes, an Executive Vice President of the Company and President of Interflora, will assume Mr. Richards’ operational responsibilities following the consummation of the Merger.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD Group, Inc.
/s/ BECKY A. SHEEHAN
Becky A. Sheehan
Chief Financial Officer

Date: June 9, 2008